Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of April 21, 2021 and is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (the “Lenders”) which Lenders constitutes the Required Lenders under the Credit Agreement, Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent” and, together with the Administrative Agent, the “Agents”), and, on the other hand, Lument Finance Trust, Inc. (formerly known as Hunt Companies Finance Trust, Inc.), a Maryland corporation (“Borrower”), and is made with reference to that certain Credit and Guaranty Agreement, dated January 15, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 13, 2019, and by that certain Second Amendment to Credit and Guaranty Agreement, dated as of July 9, 2020, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders and the other persons party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment (the “Amended Agreement”).

RECITALS

WHEREAS, pursuant to Section 11.2 of the Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

A.            The following definitions are hereby added to Section 1.1 of the Credit Agreement in their appropriate places in alphabetical order:

““First Incremental Term Loans” has the meaning set forth in the Third Amendment to this Agreement dated as of April 21, 2021.”

““Third Amendment Effective Date” has the meaning set forth in the Third Amendment to this Agreement dated as of April 21, 2021.”

B.            The definition of “Anticipated Repayment Date” is hereby amended and restated in its entirety as follows:

““Anticipated Repayment Date” means February 14, 2025.”

C.            Subclauses (i) and (vi) of clause (b) of the definition of “Borrowing Base Eligibility Criteria” are hereby amended and restated as follows:

“(i) no more than 10% of the Borrowing Base Eligible Assets (by Assigned Value) shall be secured by non-mall retail properties;”

“(vi)     no more than 15% of the Borrowing Base Eligible Assets (by Assigned Value) shall constitute student housing, assisted living and other health care assets;”

D.            The definition of “Term Loan Maturity Date” is hereby amended and restated in its entirety as follows:

““Term Loan Maturity Date” means (a) with respect to the Initial Term Loans and the First Incremental Term Loans, the Maturity Date and (b) with respect to any other Incremental Term Loans, the final maturity date as specified in the applicable Incremental Amendment; provided that, if any such day is not a Business Day, the applicable Term Loan Maturity Date shall be the Business Day immediately succeeding such day.”

E.            The definition of “Yield Maintenance Date” is hereby amended and restated in its entirety as follows:

““Yield Maintenance Date” means February 14, 2024.”

F.            The definition of “Yield Maintenance Premium” is hereby amended by adding the following additional proviso at the end of the first sentence of such definition:

“; provided, however, that the Yield Maintenance Premium with respect to any Loan prepaid on or after February 14, 2023 and prior to the Yield Maintenance Date shall be 2.5% of the principal amount of the Loans so prepaid.”

G.            Section 2.8(a) of the Credit Agreement is amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, no Yield Maintenance Premium or other premium or penalty shall be payable in connection with any prepayment of the Loans, in whole or in part, made on or after February 14, 2024.”

H.            Section 2.17(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b)      Except for prepayments contemplated by Section 2.8(d)(y), each repayment by the Borrower in respect of principal or interest on the Initial Term Loans and the First Incremental Term Loans and each payment in respect of fees or expenses payable hereunder shall be applied to the amounts of such obligations owing to the Lenders entitled thereto in accordance with their respective Pro Rata Share. Each voluntary prepayment by the Borrower of Initial Term Loans and the First Incremental Term Loans shall be applied to the amounts of such obligations owing to the Lenders in accordance with their respective Pro Rata Share (unless such payment is made in accordance with Section 9.1(f), in which case it shall be made in accordance with such Section).”

I.            Section 3.3 of the Credit Agreement is amended and restated in its entirety as follows:

“3.3         Maturity Date.

(a)            This Agreement shall continue in full force and effect for a term ending on the earlier of (the “Maturity Date”): (a) February 14, 2026 and (b) such earlier date on which the Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”

J.            Section 6.12 of the Credit Agreement is amended and restated in its entirety as follows:

“6.12      Financial Covenants. The Borrower shall not:

(a)          Minimum Asset Coverage Ratio. Permit the Asset Coverage Ratio on the last day of each Test Period ending after the Third Amendment Effective Date, to be less than 150%.

(b)          Minimum Unencumbered Asset Ratio. Permit the Unencumbered Asset Ratio on the last day of each Test Period ending after the Third Amendment Effective Date, to be less than 170%.

(c)          Maximum Total Net Leverage Ratio. Permit the Total Net Leverage Ratio on the last day of each Test Period ending after the Third Amendment Effective Date, to exceed 6.00:1.00; provided that, after any equity offering of the Borrower following the preferred stock offering consummated on the Third Amendment Effective Date, the Total Net Leverage Ratio shall step down to a ratio no greater than 120% of the ratio immediately after the Capital Event, with a floor of 4.50:1.00.

(d)          Minimum Tangible Net Worth. Permit the Tangible Net Worth on the last day of each Test Period ending after the Third Amendment Effective Date, to be less than the amount equal to the sum of (i) eighty percent (80%) of the Borrower’s and its Subsidiaries’ Tangible Net Worth as of the Third Amendment Effective Date plus (ii) eighty percent (80%) of the net proceeds (after deducting transaction costs) that the Borrower and its Subsidiaries receive from subsequent equity issuances following the Third Amendment Effective Date.

(e)          Minimum Interest Coverage Ratio. Commencing with the fiscal quarter ending March 31, 2019, permit the Interest Coverage Ratio on the last day of each Test Period ending after the Third Amendment Effective Date, to be less than 1.6x.

(f)           Loan Concentration.

(i)           Permit less than 65.0% of loans held for investment (as defined in the consolidated balance sheet of the Borrower) by the Borrower to be comprised of Senior Commercial Real Estate Loans, as measured by the average daily outstanding principal balance of all loans held for investment (as defined in the consolidated balance sheet of the Borrower) during a fiscal quarter and as adjusted for non-controlling interests for which none of the Borrower or its Affiliates or the Borrower’s external manager or its Affiliates holds majority lender status or similar voting control for the subject loan.

(ii)            Permit more than 25% of total assets (by unpaid principal balance or if unpaid principal balance is not available, by book value (which in the case of MSRs, shall be the value provided by the Valuation Agent) owned by the Borrower to be comprised of non-multi-family assets during a fiscal quarter.

(iii)            Permit more than 25% of the Borrowing Base Eligible Assets (by unpaid principal balance or if unpaid principal balance is not available, by book value (which in the case of MSRs, shall be the value provided by the Valuation Agent) to be comprised of non-multi-family assets during a fiscal quarter.”

K.            Exhibit P-1 to the Credit Agreement is amended and restated in its entirety in the form attached to this Amendment as Exhibit P-1.

SECTION II.         FIRST INCREMENTAL TERM LOANS

Each Lender agrees, severally and not jointly, to make on the Third Amendment Effective Date an Incremental Term Loan to the Borrower in the principal amount set forth on Schedule II hereto for such Lender (the “First Incremental Term Loans”). The First Incremental Term Loans shall shall constitute Loans under the Credit Agreement as amended by this Amendment and shall have the same terms as to interest rate, repayments and prepayments as do the Initial Term Loans under the Credit Agreement as amended by this Amendment. The Incremental Facility Closing Date for the First Incremental Term Loans shall be the Third Amendment Effective Date, and accordingly, the conditions precedent to the making of the First Incremental Term Loans are set forth in Section III (in lieu of the conditions set forth in Section 2.15(d) of the Credit Agreement). This Amendment constitutes the Incremental Amendment for the First Incremental Term Loans.

SECTION III.        CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

A.            Executed Counterparts. The Agents shall have received this Amendment, duly executed and delivered by each party thereto;

B.            Fees and Expenses. The Borrower shall have paid to each Lender an amendment fee in the amount of 0.25% of the outstanding principal amount of such Lender’s Loans on the Third Amendment Effective Date (not including the First Incremental Term Loans being made on the Third Amendment Effective Date) and the Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which the Borrower received an invoice at least one (1) Business Day prior to the Third Amendment Effective Date;

C.            Representations and Warranties. The representations and warranties of the Borrower contained in this Amendment and the other Loan Documents shall be true and correct on the Third Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the Third Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date);

D.            No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the Third Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the Third Amendment Effective Date, the borrowing of the First Incremental Term Loans or the consummation of the other transactions contemplated by this Amendment; and the Borrower is in compliance with all the financial covenants set forth in Section 6.12 of the Amended Agreement before and after giving effect to the First Incremental Term Loans;

E.            Preferred Stock Offering. The preferred stock offering of the Borrower contemplated by the Form S-11 filing of the Borrower made with the SEC on March 29, 2021 shall have been consummated; and

F.            Amendment Closing Deliveries. The Agents shall have received customary legal opinions and officers’ certificates reasonably requested by the Agents.

SECTION IV. REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that all of the representations and warranties of the Borrowers set forth in each of the Amended Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent such representation or warranty is limited by materiality except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) as of the Third Amendment Effective Date (except to the extent that such representations and warranties solely relate to an earlier date).

SECTION V. MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)            Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)            The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.

B.            Reaffirmation.

(i)            The Borrower hereby (a) agrees that, notwithstanding the occurrence of the Third Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement and the Borrower DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

(ii)            The Guarantors hereby (a) agree that, notwithstanding the occurrence of the Third Amendment Effective Date, each of the guarantees, the Security Agreement and each of the Negative Pledge Agreement and the Mezz DACAs continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Agreement and the other Loan Documents.

C.            Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

D.     GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

E.            JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 OF THE INDENTURE.

F.            WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

G.            Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

H.            Counterparts; Electronic Execution.

(i)            This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

(ii)            The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LUMENT FINANCE TRUST, INC., a Maryland corporation, as Borrower

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

FIVE OAKS ACQUISITION CORP., a Delaware corporation, as Guarantor

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

HUNT CMT EQUITY, LLC, a Delaware limited liability company, as Guarantor

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

S-1	Third Amendment Signature Page

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

S-2	Third Amendment Signature Page

LENDERS:

JPMORGAN GLOBAL BOND OPPORTUNITIES FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name:	Kent R. Weber
Title:	Managing Director

JPMORGAN INCOME FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name:	Kent R. Weber
Title:	Managing Director

JPMORGAN CORE PLUS BOND FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name:	Kent R. Weber
Title:	Managing Director

COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent R. Weber
Name:	Kent R. Weber
Title:	Managing Director

S-3	Third Amendment Signature Page

SCHEDULE II

Lender	First Incremental Term Loan
JPMorgan Global Bond Opportunities Fund	To be allocated among the Lenders as determined by the Lenders
JPMorgan Income Fund	To be allocated among the Lenders as determined by the Lenders
JPMorgan Core Plus Bond Fund	To be allocated among the Lenders as determined by the Lenders
Commingled Pension Trust Fund (Core Plus Bond) of JPMorgan Chase Bank, N.A.	To be allocated among the Lenders as determined by the Lenders
Total	$7,500,000.00

Schedule II-1

EXHIBIT P-1

FORM OF COMPLIANCE CERTIFICATE

LUMENT FINANCE TRUST, INC.

_______________ __, ________________

This Compliance Certificate is delivered pursuant to clause (a)(i) of Section 5.3 of the Credit and Guaranty Agreement, dated as of January 15, 2019 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Lument Finance Trust, Inc. (formerly known as Hunt Companies Finance Trust, Inc.), a Maryland corporation (the “Borrower”), Five Oaks Acquisition Corp., a Delaware corporation, Hunt CMT Equity, LLC, a Delaware limited liability company, the lenders party thereto as lenders (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Cortland Capital Market Services LLC, as administrative agent and collateral agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

The Borrower hereby certifies, represents and warrants in respect of the period (the “Computation Period”) of [four fiscal quarters ending on _________ ___, ______][the fiscal quarter ending on _________ ___, ______] (such latter date being the “Computation Date”), as of the Computation Date:

(a)            No Event of Default or Default had occurred and was continuing [or if an Event of Default has occurred, specify the nature and extent thereof and any correction action taken or proposed to be taken with respect thereto].

(b)            The Asset Coverage Ratio was ___%, as computed on Attachment 1 hereto. The Minimum Asset Coverage Ratio permitted pursuant to Section 6.12(a) of the Credit Agreement on the Computation Date was 150%. The Borrower is [in compliance][not in compliance] with the Minimum Asset Coverage Ratio covenant.

(c)            The Unencumbered Asset Ratio was ___%, as computed on Attachment 2 hereto. The Minimum Unencumbered Asset Ratio permitted pursuant to Section 6.12(b) of the Credit Agreement on the Computation Date was 170%. The Borrower is [in compliance][not in compliance] with the Minimum Unencumbered Asset Ratio covenant.

(d)            The Total Net Leverage Ratio was ___:1.00, as computed on Attachment 3 hereto. The Maximum Total Net Leverage Ratio permitted pursuant to Section 6.12(c) of the Credit Agreement on the Computation Date was 6.00:1.00; provided, that, if an equity offering of the Borrower shall have occurred following the Third Amendment Effective Date, the Maximum Total Net Leverage Ratio permitted pursuant to Section 6.12(c) of the Credit Agreement on the Computation Date shall be equal to 120% of the ratio immediately following such Capital Event, with a floor of 4.50:1.00. The Borrower is [in compliance][not in compliance] with the Maximum Total Net Leverage Ratio covenant.

(e)            Tangible Net Worth was $____.__, as computed on Attachment 4 hereto. The Minimum Tangible Net Worth permitted pursuant to Section 6.12(d) of the Credit Agreement on the Computation Date was to be no less than the amount equal to the sum of (i) eighty percent (80%) of the Borrower’s and its Subsidiaries’ Tangible Net Worth as of the Third Amendment Effective Date plus (ii) eighty percent (80%) of the net proceeds (after deducting transaction costs) that the Borrower and its Subsidiaries receive from subsequent equity issuances following the Third Amendment Effective Date. The Borrower is [in compliance][not in compliance] with the Minimum Tangible Net Worth covenant.

(f)            The Interest Coverage Ratio was ___x, as computed on Attachment 5 hereto. The Minimum Interest Coverage Ratio permitted pursuant to Section 6.12(e) of the Credit Agreement on the Computation Date was to be no less than 1.6x. The Borrower is [in compliance][not in compliance] with the Minimum Interest Coverage Ratio covenant.

(g)            The percentage of loans held for investment by the Borrower which comprise of Senior Commercial Real Estate Loans, calculated in accordance with Section 6.12(f)(i) was __%. The minimum amount of loans held for investment (as defined in the consolidated balance sheet of the Borrower) by the Borrower to be comprised of Senior Commercial Real Estate Loans, as measured by the average daily outstanding principal balance of all loans held for investment (as defined in the consolidated balance sheet of the Borrower) during a fiscal quarter and as adjusted for non-controlling interests pursuant to Section 6.12(f)(i) of the Credit Agreement was 65.0%. The Borrower is [in compliance][not in compliance] with the Loan Concentration covenant in Section 6.12(f)(i).

(h)            The percentage of total assets (by unpaid principal balance or if unpaid principal balance is not available, by book value (which in the case of MSRs, shall be the value provided by the Valuation Agent) owned by the Borrower to be comprised of non-multi-family assets during a fiscal quarter, calculated in accordance with Section 6.12(f)(ii) was __%. Such threshold is [above][below][equal to] 25%. The Borrower is [in compliance][not in compliance] with the Loan Concentration covenant in Section 6.12(f)(ii).

(i)            The percentage of the Borrowing Base Eligible Assets (by unpaid principal balance or if unpaid principal balance is not available, by book value (which in the case of MSRs, shall be the value provided by the Valuation Agent) to be comprised of non-multi-family assets during a fiscal quarter, calculated in accordance with Section 6.12(f)(iii) was __%. Such threshold is [above][below][equal to] 25%. The Borrower is [in compliance][not in compliance] with the Loan Concentration covenant in Section 6.12(f)(iii).

[signature page follows]

P-1-2

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _____________, 20___.

LUMENT FINANCE TRUST, INC., a Maryland corporation, as Borrower

By:
Name:
Title:

P-1-3

Attachment 1

ASSET COVERAGE RATIO
on the Computation Date

1.	BORROWING BASE[1]
	The sum of the Borrowing Base Value of each Borrowing Base Eligible Asset as of such date as determined by the most recent Borrowing Base Certificate and adjusted as reflected in any Determined Valuation; provided, that, at the time of origination or purchase by the Borrower or its Subsidiaries of a Borrowing Base Eligible Asset, the outstanding principal balance of any single property underlying any Borrowing Base Eligible Asset (based on the Borrowing Base Value of such property) shall not comprise in excess of 10.0% of the outstanding principal balance of the Borrowing Base Value of all assets constituting Collateral (and any such excess shall be disregarded for purposes of determining the Borrowing Base).	$__________
2.	LOANS
	(a) The aggregate principal amount of the Initial Term Loans.	$__________
	(b) The aggregate principal amount of the Incremental Term Loans outstanding.	$__________
ASSET COVERAGE RATIO: Ratio of item 1 to the sum of items 2(a) and 2(b).		____:____

1 To be recalculated on (i) the last day of each fiscal quarter, (ii) the date on which any Loan is requested and (iii) the date on which the Borrower has actual knowledge of a VAE.

P-1-4

Attachment 2

UNENCUMBERED ASSET RATIO

on the Computation Date

1.	UNENCUMBERED COLLATERAL
	(a) The Assigned Value of the Borrowing Base Eligible Assets comprised of Senior Commercial Real Estate Loans and Senior Commercial Real Estate Construction Loans that are not encumbered by a Lien other than Permitted Liens.	$__________
(b) The Assigned Value of other Borrowing Base Eligible Assets that are not encumbered by a Lien other than Permitted Liens.
2.	LOANS
	(a) The aggregate principal amount of funded and outstanding Initial Term Loans.	$__________
	(b) The aggregate principal amount of funded and outstanding Incremental Term Loans.	$__________
UNENCUMBERED ASSET RATIO: the ratio of (i) the sum of items 1(a) and 1(b) to (ii) the sum of items 2(a) and 2(b)		____:____

P-1-5

Attachment 3

TOTAL NET LEVERAGE RATIO
on the Computation Date

1.	CONSOLIDATED DEBT.[2]
	(a) All indebtedness, whether or not represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed.	$__________
	(b) All indebtedness representing deferred payment of the purchase price of property or Assets, exclusive of trade payables that are due and payable in the ordinary course of such Person’s business.	$__________
	(c) all Capitalized Lease Obligations.	$__________
	(d) all indebtedness currently due under guaranties, endorsements, assumptions, or other contingent obligations in respect of the foregoing.	$__________
	(e) Unrestricted cash and Cash Equivalents.	$__________
	(f) Warehousing Debt[3] secured by loans available for sale.	$__________
TOTAL CONSOLIDATED DEBT: the sum of, without duplication, Items 1(a) through 1(d) minus, without duplication, Item 1(e) and Item 1(f)		$__________
2.	CONSOLIDATED TANGIBLE NET WORTH
	(a) All amounts that would be included under capital or shareholder’s equity (or any like caption) on the balance sheet of such Person.	$__________
	(b) Amounts owing to that Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof.	$__________
	(c) Intangible assets.[4]	$__________
	(d) Prepaid taxes and/or expenses, plus deferred origination fees, net of deferred origination costs, all on or as of such date.	$__________
TOTAL CONSOLIDATED TANGIBLE NET WORTH: Item 2(a) minus, without duplication, Items 2(b) through Item 2(d)		$__________
TOTAL NET LEVERAGE RATIO: the ratio of Total Consolidated Debt to Total Consolidated Tangible Net Worth.		____:____

2 Debt calculation is with respect to the aggregate outstanding consolidated Debt of the Borrower and its Subsidiaries.

3 Warehousing Debt means “any warehouse, purchase, repurchase, participation or other similar financing facility extended by a lender or repo buyer to the Borrower or a Subsidiary thereof to finance the funding, acquisition or ownership of (a) Senior Commercial Real Estate Loans, (b) Senior Commercial Real Estate Construction Loan, (c) Subordinated Commercial Real Estate Loan, (d) Mezzanine Loans or (e) mortgage loans, mortgaged-backed or mortgage pass-through securities or other mortgage-related assets of any kind, but only for such time as the foregoing remain financed under such facility that are secured by loans available for sale.”

4 Mortgage servicing rights shall not be deemed to be intangible assets.

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Attachment 4

TANGIBLE NET WORTH
on the Computation Date

1.	Tangible Net Worth
	(a) All amounts that would be included under capital or shareholder’s equity (or any like caption) on the balance sheet of such Person (inclusive of preferred equity, irrespective of GAAP treatment of such preferred equity, so long as such preferred equity does not have any mandatory redemption provisions that are applicable until the date that is ninety-one (91) days after the Maturity Date of the Loans).	$__________
	(b) Amounts owing to that Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof.	$__________
	(c) Intangible assets.[5]	$__________
	(d) Prepaid taxes and/or expenses, plus deferred origination fees, net of deferred origination costs, all on or as of such date	$__________
TANGIBLE NET WORTH: Item 1(a) minus, without duplication, Items 1(b) through (d)		$__________

5 Mortgage servicing rights shall not be deemed to be intangible assets.

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Attachment 5

Interest Coverage Ratio
on the Computation Date

1.	Adjusted EBITDA for the twelve months preceding the most recently ended Test Period
	(a) GAAP net income attributable to common shareholders plus (i) realized and unrealized losses, (ii) interest expenses, (iii) depreciation and amortization, (iv) taxes, (vi) other non-cash expenses considered to be non-operating in nature	$__________
	(b) interest expense on warehousing debt and securitizations and (ii) realized and unrealized gains.	$__________
Adjusted EBITDA: Item 1(a) minus, without duplication, Item 1(b), in each case, for the twelve months preceding the most recently ended Test Period		$__________
2.	interest expense on all of the Borrower’s Debt (other than non- recourse Debt) for the twelve months preceding the most recently ended Test Period (but exclusive of any interest expense on any preferred equity of the Borrower)	$__________
INTEREST COVERAGE RATIO: the ratio of Adjusted EBITDA for the twelve months preceding the most recently ended Test Period to interest expense on all of the Borrower’s Indebtedness for the twelve months preceding the most recently ended Test Period		____:____

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